Exhibit 99.2
Kaltura Signs Definitive Agreement to Acquire eSelf.ai, a provider of AI-based Interactive Avatars

The acquisition is accelerating Kaltura’s evolution from enabling enterprise video experiences, to powering immersive, AI-infused virtual agents and experiences for organizations

New York, NY, November 10, 2025 — Kaltura, Inc. (Nasdaq: KLTR), the AI Video Experience Cloud, today announced it has signed on November 5th, 2025, a definitive agreement to acquire eSelf.ai, a multimodal AI lab developing technology for agentic interactions with live avatars.

eSelf.ai provides conversational photorealistic avatars that support over 30 languages and an easy-to-use studio to create, guide, and deploy them. Its proprietary technology combines AI-based live, expressive visual agents, with low-latency speech recognition and generation, screen understanding, dynamic media sharing, and an agentic enterprise-grade framework and workflows.

eSelf.ai commenced development in 2023 and was named by FastCompany as one of the “Next Big Things in Tech” in 2025. Comprised of over 15 AI experts in the fields of computer vision models, NLP, and speech technology, eSelf.ai is led by co-founders Dr. Alan Bekker and Eylon Shoshan. Dr. Bekker holds a PhD in machine learning with a specialization in speech, NLP and computer vision, and was recognized by Forbes magazine in their “30 under 30 - Europe” list. Before founding eSelf Dr. Bekker co-founded Voca.ai, a pioneer in voice-based agents, which was acquired by Snap, where he subsequently led all conversational AI efforts.

Kaltura plans to integrate eSelf.ai’s immersive virtual agents technology across the Kaltura AI Video Experience Cloud, inserting avatars into its market-leading video products. This technology will also turn Kaltura’s Genies (Class, Work, CX, and TV Genies) into conversational, visually expressive agents that will hear, talk, and “see” user screens and analyze them in real time. Easy integration with enterprise systems and content repositories are planned to enable these agents to augment human roles cost-effectively, and to boost customer engagement, employee retention and business results.

Kaltura also plans to provide embeddable, stand-alone, self-served interactive avatars, expanding the company’s product-led growth (PLG) motion. In addition, eSelf’s avatar technology will serve as the foundation for a planned new video-on-demand content creation tool, designed to enable customers to automatically add speaking photorealist and animated avatars into any video. This dual capability positions eSelf as a key driver of Kaltura’s next-generation video-on-demand content creation, and live, conversational agentic experiences.

The acquisition is expected to provide upsell opportunities across Kaltura’s premium customer base, attract new large enterprise customers, and open new self-serve sale opportunities with small and medium-sized enterprises and with departmental entry points into large enterprises.
The new capabilities are expected to add conversational, immersive virtual agents to the following use cases, and many more:

Sample Customer Experiences

•Marketing: Immersive embeddable marketing agents in websites that provide visitors with personalized company and product journeys.
•Sales: Immersive SDR agents in digital sales rooms, that qualify leads, deliver tailored pitches, and act as mock customers to train sales teams.
•Support & Training: Immersive customer care and training agents that troubleshoot issues using screen comprehension and explain ‘how to’ using dynamic video snippets, and provide product training and certifications for customer and partners.

Sample Employee Experiences

•Recruiting: Immersive HR recruiting agents that interview and filter first-round candidates, streamlining the hiring process.
•Onboarding & Re-skilling: Immersive HR and L&D agents that provide hyper-personalized onboarding, re-skilling and compliance training.
•Internal Communication & Help-desk: Immersive Internal Communications agents that share relevant internal information, updates, and company news, including personalized information like employment terms and benefits, and that provide employees with administrative and IT help.

Sample Industry-Specific Solutions

•Education: Immersive teaching-assistant agents that provide personalized teaching based on individualized needs, competencies, and learning styles.
•Media & Telecom: Immersive entertainment agents that host and moderate live broadcasts and support VOD viewership with advanced curation and personalized recommendations.
•Retail & eCommerce: Immersive sales-rep agents that provide personalized shopping assistance, answer product questions, and guide customers through checkout and support.
•Financial Services: Immersive banking agents that provide personalized account management information, statistics, and investment options and wealth management tips.
•Healthcare & Pharma: Immersive care-giving agents that provide healthcare professionals and patients with medical and pre and post treatment information.
•Professional Services: Immersive customer care agents for call centers that are hyper-personalized and are able to ‘see’, understand, and if warranted also take over customer computers to perform tasks.

“We are excited at the opportunity to welcome the talented eSelf.ai team and their cutting-edge technology. This acquisition will expand our content creation tools to include AI-based avatar content, and most importantly will accelerate our expansion into powering also immersive, real-time, virtual agents for customer and employee experiences,” said Ron Yekutiel, Co-founder, Chairman, President and CEO of Kaltura. “Kaltura is ideally positioned for this next phase of evolution. We provide market-leading AI-infused video experiences to enterprises at great scale, with unmatched reliability and security. Our cross-enterprise platform already addresses a wide array of customer and employee experiences, and we manage an immense volume of video content and from it, generate invaluable actionable insights. We have deep workflow integrations thanks to our API-first architecture; and we power a large, diversified blue-chip enterprise customer base that is thirsty for more immersive solutions. We are excited about the great opportunity this acquisition presents to supercharge our current AI-infused products and to launch new products for organizations of all industries and sizes, including new self-serve offerings that will boost our PLG motion.”

“eSelf.ai enables immersive, real-time conversations with agentic avatars that are highly engaging, hyper-personalized, and impactful,” said Dr. Alan Bekker, Co-founder and CEO of eSelf.ai. “Once the transaction closes, joining Kaltura will take our conversational avatars to production at a global scale, embed them directly into events, learning, TV, and customer experience workflows, and make them immediately accessible to a wide customer base through our self-serve studio. We are very excited at the opportunity to add our human-like, real-time agentic interaction capabilities to Kaltura’s market-leading AI-infused video platform, and its great distribution and fulfillment capabilities, to deliver together increased business outcomes to customers worldwide.”

Transaction Details
Financial terms of the transaction include a cash payment of $7.5 million upon closing, $12.5 million in cash payable over a three-year period, contingent upon the achievement of certain performance milestones, and 4,690,025 shares of common stock of Kaltura vesting over a three-year period subject to retention holdback provisions for eSelf founders and key employees, representing approximately 3% of Kaltura’s outstanding stock before the deal. The total deal value as of the day of signing, assuming all earnout milestones and retention targets are achieved, is approximately $27 million.

The acquisition is expected to close in Q4 2025, subject to customary closing conditions, including regulatory approvals and other standard requirements.

For more information about eSelf.ai, and to learn more about the planned joint offering visit www.kaltura.com/avatar-agents.

About Kaltura: Kaltura, Inc (Nasdaq: KLTR) creates and powers AI-infused hyper-personalized video experiences that boost customer and employee engagement and success. Kaltura’s AI Video Experience Cloud includes a platform for enterprise and TV content management and a wide array of Gen AI-infused video-first products, including Video Portals, LMS and CMS Video Extensions, Virtual Events and Webinars, Virtual Classrooms, and TV Streaming Applications. Kaltura engages millions of end-users at home, at work, and at school, boosting both customer and employee experiences, including marketing, sales, and customer success; teaching, learning, training and certification; communication and collaboration; and entertainment and monetization. For more information, visit www.corp.kaltura.com.

Investor Contacts:
Kaltura
John Doherty
Chief Financial Officer
IR@Kaltura.com

Sapphire Investor Relations
Erica Mannion and Michael Funari
+1 617 542 6180
IR@Kaltura.com

Media Contacts:
Kaltura
Nohar Zmora
pr.team@kaltura.com

Headline Media
Raanan Loew
raanan@headline.media
+1 347 897 9276

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including but not limited to, statements regarding.
Our future financial and operating performance, including our guidance and long-term targets; our business strategy, plans and objectives for future operations; our pending transaction with eSelf.ai, including the timing thereof; expectations with respect to our products and capabilities, including the adoption and performance of our new AI-driven technologies; our expectations regarding potential profitability and growth; and general economic, business and industry conditions, including expectations with respect to trends in customer consolidation.

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Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, the current volatile economic climate and its direct and indirect impact on our business and operations; political, economic, and military conditions in Israel and other geographies; our ability to retain our customers and meet demand; our ability to achieve and maintain profitability; the evolution of the markets for our offerings; our ability to keep pace with technological and competitive developments; risks associated with our use of certain artificial intelligence and machine learning models; our ability to maintain the interoperability of our offerings across devices, operating systems and third-party applications; risks associated with our Application Programming Interfaces, other components in our offerings and other intellectual property; our ability to compete successfully against current and future competitors; our ability to increase customer revenue; risks related to our approach to revenue recognition; our potential exposure to cybersecurity threats; our compliance with data privacy and data protection laws; EU legislation, such as the EU AI Act and EU Data Act increases compliance and financial uncertainty; our ability to meet our contractual commitments; our reliance on third parties; our ability to retain our key personnel; risks related to revenue mix and customer base; risks related to our international operations; risks related to potential acquisitions; our ability to generate or raise additional capital; and the other risks under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”), as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investor Relations page of our website at investors.kaltura.com.